ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                CONSOLIDATED PRO-FORMA BALANCE SHEET (UNAUDITED)
                    AS OF DECEMBER 31, 1996 AND JUNE 30, 1997

                                     ASSETS

                                                                      DECEMBER 31,                 JUNE 30,
                                                                          1996                        1997
                                                                   ----------------------------------------------

CURRENT ASSETS

   Cash in Bank                                                         $436,152                   $   20,485

   Accounts Receivable                                                    23,742                    1,850,218

   Refundable Income Tax                                                  77,215                            -

   Prepaid Expenses                                                        4,510                        3,333
                                                                      -----------------------------------------


   TOTAL CURRENT ASSETS:                                                 541,619                    1,874,036
                                                                      -----------------------------------------


   Property and Equipment, at cost - Net of Accumulated
      Depreciation and Amortization                                      348,638                      344,796


Software - Net of Accumulated Amortization                             1,159,814                    1,176,016

OTHER ASSETS Investment in Subsidiary:

      Customer Lists                                                   1,374,687                    1,374,687

      Goodwill                                                           162,000                      162,000
                                                                      -----------------------------------------

                                                                       1,536,687                    1,536,687
      Accumulated Amortization                                          (102,446)                     (41,483)
                                                                      -----------------------------------------
                                                                       1,434,241                    1,495,204

   Investments                                                                 -                       52,962

   Security Deposits                                                       3,201                        7,252

   Organization Costs - (Net of Accum Amort of $645)                       2,902                        2,580

   Due From Related Party                                                 48,273                       49,855

   Other Assets                                                            4,866                        1,301
                                                                      -----------------------------------------

      TOTAL OTHER ASSETS                                               1,493,483                    1,609,154

                                                                      -========================================

      TOTAL ASSETS                                                    $3,543,554                    5,004,002
                                                                      ===================== ===================










                                   (Continued)

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                CONSOLIDATED PRO-FORMA BALANCE SHEET (UNAUDITED)
                    AS OF DECEMBER 31, 1996 AND JUNE 30, 1997


(Continued)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                        DECEMBER 31,            JUNE 30,
                                                                           1996                   1997

CURRENT LIABILITIES

   Accounts Payable and Accrued Expenses                             $       261,284        $      377,310
   Customer Deposits                                                          28,279                83,873
   Current Portion of Long Term Debt                                          14,731                19,106
   Taxes Payable                                                                   -                37,105
   Other Current Liabilities                                                   4,190                38,837
   Due to Officers                                                            21,655                11,946
                                                                    --------------------------------------


   TOTAL CURRENT LIABILITIES                                                 330,139              568,177

OTHER LIABILITIES
   Long Term Debt Net of Current                                              19,212               11,794
                                                                    ---------------------------------------

TOTAL OTHER LIABILITIES                                                       19,212               11,794

SHAREHOLDERS'S EQUITY:
   Preferred Stock - Par Value $.001 Per Share, Authorized
   10,000,000 Shares, None Issued or Outstanding                                   -                  -0-

   Common Stock - Par Value $001 Per Share, Authorized
   100,000,000 Shares, Issued and Outstanding 9,465,184 Shares                 9,390                9,465

   Additional Paid - in - Capital                                          3,475,546            4,006,023
   Retained Earnings (Deficit)                                              (290,733)             408,543
                                                                    ---------------------------------------

   Total Stockholders' Equity                                              3,194,203            4,424,031
                                                                    ---------------------------------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $     3,543,554        $    5,004,002
                                                                    ================= =====================

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
           CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS (UNAUDITED)


                                                                       FISCAL YEAR ENDED        SIX MONTHS ENDED
                                                                       DECEMBER 31,                  JUNE 30,
                                                                          1996                        1997
                                                                     ---------------             --------------

REVENUE

   Consulting Fees                                                   $  366,204                     $        -
   Software Sales and Related Charges                                    87,000                      1,614,278
   Support Fees                                                               -                          6,000
   Medical Products                                                       1,452
   ISP and Website Income                                               423,441                        320,268
                                                                     -----------               ----------------

   Total Revenue                                                        878,097                      1,940,546

COST OF SALES
   Installation and Hardware Costs                                            -                         83,396
   Internic Regist. Fees / Connect  Fees                                160,133                         98,838
                                                                     -----------               ----------------

   Total                                                                160,133                        182,234

   GROSS PROFIT                                                         717,964                      1,758,312

OPERATING EXPENSES
   General and Administrative                                           895,213                        705,562
   Amortization                                                         102,446                        166,628
   Inputed Salary and Taxes - EmiNet                                    132,254                         58,516
   Depreciation                                                          85,032                         41,037
                                                                     -----------               ---------------

   Total Operating Expenses                                           1,214,945                        971,743

   Income (Loss) From Operations                                       (496,981)                       786,569

OTHER INCOME (EXPENSE)
   Interest Income                                                        4,350                          3,736
   Interest Expense                                                      (8,468)                        (2,541)
   Income Tax                                                            77,215                       (119,068)
   Loss on Sale of Investments                                                -                         (20,784)
   Other Income (Expense)                                                 3,556                               -
                                                                     -----------            --------------------

   Total Other Income (Expense)                                          76,653                        (138,657)

   Income From Continuing Operations                                   (420,328)                        647,912

(Loss) from Operations of Discontinued Foreign
Subsidiary                                                              (29,244)                        (69,531)
Gain on Sale of Discontinued Foreign Subsidiary                               -                         120,895
                                                                    ------------             --------------------

      Total Income from Discontinued Operation.                         (29,244)                         51,364

NET INCOME (LOSS)                                                   $  (449,572)                        699,276

Retained Earnings (Deficit) - Beginning                                 158,839                        (290,733)
                                                                   -------------               ----------------

Retained Earnings (Deficit) - Ending                                   (290,733)                        408,543
                                                                   =============               ================

(Loss) Income Per Common Share                                      $    (0.048)                          0.074
                                                                   =============               ================

Number of Shares                                                      9,390,184                       9,465,184
                                                                   =============               ================

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
           CONSOLIDATED PRO-FORMA STATEMENT OF CASH FLOWS (UNAUDITED)

                                                                  FISCAL YEAR ENDED       SIX MONTHS ENDED
                                                                    DECEMBER 31,              JUNE 30,
                                                                         1996                   1997
                                                                   ----------------       --------------------
OPERATING ACTIVITIES:
(Loss) Income From Continuing Operations                              $ (420,328)            $   647,912
                                                                   --------------            ------------

Cash Flows from Operating Activities:
   Adjustments to reconcile net loss to net
      Cash provided by operating activities:
         Depreciation and amortization                                   187,478                 207,665

         Changes in operating assets and liabilities:
Decrease (increase) in:

         Trade accounts receivable                                       (74,278)             (1,878,466)

         Prepaid expenses and other current assets                        20,582                  77,436

         Security Deposits                                                     -                       -

         Investments                                                           -                  56,681


         Other assets                                                     (9,178)                  3,231
Increase (decrease) in:

         Accounts payable and Accrued Expenses                           230,039                 139,078

         Income taxes payable                                            (90,500)                 37,105

         Customer Deposits                                                                        83,242

         Other Current Liabilities                                           631                  38,836
                                                                     ------------            ------------

Net cash - Continuing Operations - Forward                              (155,554)               (587,280)

Discontinued Operations:
(Loss) from Discontinued Operations                                      (29,244)                (69,531)
Gain on Disposal of Discontinued Operations                                    -                 120,895
Adjustments to reconcile Net (Loss) to Net Cash                                -                       -
   Operations:
          Depreciation and Amortization                                    1,278                   1,366
                                                                     ------------            ------------

Changes in assets and liabilities:
(Increase) Decrease in:                                                        -                       -
         Other Assets                                                       (815)                    815

Increase (Decrease) in:
         Accounts Payable                                                 14,808                 (14,808)
         Customer Deposits                                                     -                       -
         Other Current Liabilities                                        27,648                 (27,648)

         Total Adjustments                                                     -                       -
                                                                     ------------            ------------

Net Cash - Discontinued Operations - Forward                              13,675                  11,089
                                                                     ------------            ------------

Net Cash - Operating Activities - Forward                               (141,879)               (576,191)
                                                                     ------------            ------------

Investing Activities - Continuing Operations
         Net increase in due from related parties                        (37,177)                 (1,582)
         Sale (Purchase) of Subsidiary                                         -              (1,620,000)
         Sale (Purchase) of Investments                                   10,252                 (73,746)
         Sale (Purchase) of property and equipment                      (326,085)               (226,244)
                                                                    -------------            ------------

Net cash used in investing activities - Forward                        $(353,010)            $(1,921,572)

                                   (Continued)

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
           CONSOLIDATED PRO-FORMA STATEMENT OF CASH FLOWS (UNAUDITED)

(Continued)

                                                                    FISCAL YEAR ENDED         SIX MONTHS ENDED
                                                                      DECEMBER 31,                JUNE 30,
                                                                          1996                      1997
                                                                   ---------------           -----------------

Investing Activities - Discontinuing Operations
         (Purchase) Disposition of property and equipment            $ (13,755)                $    11,110
                                                                     ---------                 -----------

Net Cash Investing Activities                                         (366,765)                 (1,910,462)
                                                                     ---------                 -----------

Financing Activities - Continuing Operations
         Proceeds from issuance of common stock                        701,770                   1,949,330

         Increase in loan payable to shareholder                        21,655                      (9,709)

         Additions to paid in capital                                        -                      14,238

         Proceeds from equipment loans                                  22,190                      30,900

         Principal Payments on capitalized lease and Note               (8,509)                    (12,548)
                                                                     ---------                ------------

Net cash - Financing Activities - Continuing Operations                737,106                   1,972,211

Financing Activities - Discontinued Operations
         Additions to Additional paid in Capital                             -                      98,775
                                                                     ---------                ------------

Net Cash Financing Activities                                          737,106                   2,070,986
                                                                     ---------                ------------

Increase (Decrease) in cash and cash equivalents                       228,462                    (415,667)
Cash & cash equivalents beginning of Year                              207,690                     436,152
                                                                     =========               =============

Cash & cash equivalents, end of Year                                 $ 436,152                 $    20,485
                                                                     =========               =============


Supplemental disclosure of cash flow information:
      Cash paid (received) during the period for:

         Interest Expense                                            $  8,468                  $     2,541
         Income Tax Refund (Applied)                                 $      -                  $   (77,215)
         Income Tax                                                  $(77,215)                 $         -

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
      CONSOLIDATED PRO- FORMA STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (UNAUDITED)

                                                                            COMMON STOCK              ADDITIONAL
                                                                     NUMBER                            PAID - IN
                                                                     SHARES            AMOUNT           CAPITAL
                                                               ------------------- ---------------- -----------------

BALANCE -  JANUARY 1, 1996                                     6,803,451           $   6,803        $   (6,173)

Pro-Forma Adjustment - Eminet Acquisition                        200,000                 200         1,599,800

Pro-Forma Adjustment - Eminet Consolidation                            -                   -           (12,170)

Equity of CEEE                                                 1,500,033               1,500            (6,794)

Sale of Common Stock                                                  13                  13            35,749

Recapitalization Adjustment                                          (13)                (13)               13

Private Placement                                                886,700                 887           825,994

Asset Acquisition                                                200,000                   -         1,200,000

Recapitalization Adjustment                                     (200,000)                  -                 -

Recapitalization Costs                                                 -                   -          (160,873)

(Loss) From Continuing Operations                                      -                   -                 -

(Loss) From Discontinued Foreign Subsidiary                            -                   -                 -
                                                             ------------------------------------------------------

BALANCE - DECEMBER 31, 1996                                    9,390,184           $   9,390        $3,475,546
                                                             ======================================================

Sale of Common Stock (Reg S)                                      75,000                  75           524,925

Recapitalization Costs                                                 -                   -          (174,750)

Asset Acquisition Costs                                                -                   -              (920)

Consolidated Elimination-EmiNet                                        -                   -            82,447

Income from Continuing Operations                                      -                   -                 -

Disposal of Discontinued Operations                                    -                   -            98,775

[Loss] from Discontinued Operations                                    -                   -                 -
                                                             ------------------------------------------------------

BALANCE - JUNE 30, 1997                                       $9,465,184           $   9,465        $4,006,023
                                                             ======================================================







                                   (Continued)

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
       CONSOLIDATED PRO-FORMA STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (UNAUDITED)

(Continued)

                                                                  ACCUMULATED
                                                                   (DEFICIT)/                            TOTAL
                                                                    RETAINED          PREFERRED      STOCKHOLDERS'
                                                                    EARNINGS            STOCK           CAPITAL
                                                               ------------------- ---------------- -----------------
BALANCE -  JANUARY 1, 1996                                     $    158,839        $       -        $  159,469

Pro-Forma Adjustment - Eminet Acquisition                                 -                -         1,600,000

Pro-Forma Adjustment - Eminet Consolidation                               -                -           (12,170)

Equity of CEEE                                                            -                -            (5,294)

Sale of Common Stock                                                      -                -            35,762

Recapitalization Adjustment                                               -                -                 -

Private Placement                                                         -                -           826,881

Asset Acquisition                                                         -                -         1,200,000

Recapitalization Adjustment                                               -                -                 -

Recapitalization Costs                                                    -                -          (160,873)

(Loss) From Continuing Operations                                  (420,328)               -          (420,328)

(Loss) From Discontinued Foreign Subsidiary                         (29,244)               -           (29,244)
                                                               ==============================-=================
BALANCE - DECEMBER 31, 1996                                        (290,733)               -         3,194,203
                                                               ================================================

Sale of Common Stock (Reg S)                                              -                -           525,000

Recapitalization Costs                                                    -                -          (174,750)

Asset Acquisition Costs                                                   -                -              (920)

Consolidated Elimination-EmiNet                                           -                -            82,447

Income from Continuing Operations                                   647,912                -           647,912

Disposal of Discontinued Operations                                 120,895                -           219,670

[Loss] from Discontinued Operations                                 (69,531)               -           (69,531)
                                                               ------------------------------------------------

BALANCE - JUNE 30, 1997                                        $    408,543        $       -        $4,424,031
                                                               ================================================